EXHIBIT 10.15


                                   AGREEMENT
                                   ---------

     This Agreement (the "Agreement") is entered into as of May 1, 2001, by and among Michael Humecki ("Humecki"), P. Chad Lacerte ("Lacerte"), Roger Adams ("Adams"), Tony Cranford ("Cranford"), Thomas Sawyer ("Sawyer"), Summit International Group, Inc., a Colorado corporation ("Summit"), and Ten Stix, Inc., a Colorado corporation ("Ten Stix") (hereinafter collectively referred to as the "Parties").

                                    Recitals
                                    --------

     WHEREAS, Ten Stix desires to purchase from Humecki his 10.04% common stock interest in Summit;

     WHEREAS, Ten Stix desires to purchase from Summit all of its assets but none of its liabilities (except for those assumed liabilities relating to Xpectra, Jerry Delferro and Dick Stewart, as specifically identified in the attached Asset Purchase Agreement);

     WHEREAS, Humecki, Lacerte, Adams and Summit (the "Litigation Parties") are parties in Consolidated Case No. 99 CV 2715 (the "Lawsuit"), currently pending in District Court, Jefferson County, Colorado;

     WHEREAS, in a related case, Case No. 00 CV 1111 in the District Court of the City and County of Denver, an Order for Entry of Judgment was signed by Judge Warren 0. Martin on March 5, 2001 against Summit and in favor of Humecki for the sum of $4,575.83 plus post-judgment interest ("Judgment");

     WHEREAS, the Litigation Parties wish to facilitate Ten Stix's purchase of Humecki's and Rosemary Humecki's common stock of Summit and Ten Stix's purchase of Summits assets, without liabilities, by resolving all claims, counterclaims and defenses which are asserted or could be asserted in the Lawsuit or as contained in the Judgment.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, all of which are conclusively deemed adequate consideration among the Parties, the undersigned agree as follows:

     1. The Parties acknowledge and confirm that the Recitals stated above are true and correct and incorporate each Recital herein.

     2. Concurrently with the execution of this Agreement, Humecki shall deliver to Ten Stix, free and clear of all encumbrances, his 10.04% common stock interest in Summit.

     3. Concurrently herewith, Summit and Ten Stix shall sign an Asset Purchase Agreement in the form attached hereto as Exhibit A.

     4. Concurrently herewith, Ten Stix shall pay Humecki a total of $100,000, with $20,000 to be paid by cashiers or certified check to the order of Pendleton, Friedberg, Wilson & Hennessey, P.C., as attorneys for Michael Humecki, and $80,000 to be paid by a Promissory Note in the form attached hereto as Exhibit B.

     5. Concurrently herewith, Ten Stix shall sign a Security Agreement for the benefit of Humecki as security for the payments by Ten Stix to Humecki as set forth in the Promissory Note. A copy of the Security Agreement is attached hereto as Exhibit C.

     6. Ten Stix shall deliver to Humecki one new, complete multi-deck shuffler in black set for Gemaco cards (Huxley sticker) by no later than June 9, 2001. The obligation set forth in this paragraph may be enforced by specific performance.

     7. Concurrently herewith, the Litigation Parties and each of their respective affiliates, directors, officers, representatives, agents, heirs, including Phillip Lacerte (P. Chad Lacerte's father), successors and assigns, shall and hereby do waive and release all claims, counterclaims, causes of action, demands, liabilities, damages, costs and expenses, known or unknown, that they have, may have and/or may claim to have against each other which relate in any way to the Lawsuit and/or the Judgment. By entering into this Agreement, none of the Litigation Parties admit liability of any kind or nature whatsoever to any other party with respect to the claims which were made, could have been made, or should have been made in the Lawsuit.

     8. Concurrently herewith, counsel for the Litigation Parties shall execute and file with the District Court for Jefferson County, Colorado, a Stipulation of Dismissal with Prejudice in the form attached hereto as Exhibit D.

     9. As officers, directors and controlling shareholders of Ten Stix, Cranford and Sawyer hereby assume a fiduciary duty to Humecki in connection with the administration and management of Ten Stix's duties to Humecki as set forth in the Promissory Note attached as Exhibit B and the related Security Agreement attached as Exhibit C and as to their own duties to Humecki concerning certification of the truth, correctness and accuracy of the monthly accounting as set forth in the Promissory Note. Moreover, Ten Stix admits to having an express duty of good faith and fair dealing to Humecki in the administration and management of its duties to him under the Promissory Note and Security Agreement. It is understood by the Parties that the only assets of Ten Stix in which Humecki has a security interest are those assets identified in the Security Agreement attached as Exhibit C.

     10. The Parties agree to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. The obligations set forth in this paragraph may be enforced by specific performance.

     11. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Colorado. The Parties agree that any action brought to enforce or interpret this Agreement shall be brought before the District Court of the City and County of Denver, Colorado, and the Parties expressly consent to venue in and jurisdiction of such Court for that purpose.

     12. Ten Stix may not assign this Agreement, the Promissory Note, the Security Agreement, or any rights or obligations related thereto, or the Asset Purchase Agreement without the prior written consent of Humecki, which consent cannot be unreasonably withheld. Humecki may assign this Agreement, the Promissory Note, the Security Agreement, and any or all rights or obligations related thereto at his sole discretion. If Humecki makes such an assignment, he shall deliver notice of such to Ten Stix, Inc., c/o Leif Nelson, 710 Kipling Street, #402, Lakewood, Colorado 80215-5832. Ten Stix may not enter into a security agreement or promissory note with any party hereto, other than Humecki, unless the security interest and/or note are subordinate to Humecki's security interest and promissory note. Moreover, the parties hereto agree that they will not file any UCC financing statement until Humecki has first filed his UCC-1 financing statement in connection with the transactions set forth herein. The obligations set forth in this paragraph may be enforced by specific performance.

     13. Neither the failure nor any delay on the part of Humecki in exercising any right, power or remedy under this Agreement, the Security Agreement or the Promissory Note shall operate as a waiver thereof, or of any other right, power or remedy; nor shall any single or partial exercise of any right, power or remedy preclude any further or other exercise thereof, or the exercise of any right, power or remedy.

     14. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, assigns and personal representatives.

     15. Each party to this Agreement represents and warrants to the other Parties to this Agreement that such party: (i) is represented by counsel of that party's choice, (ii) has fully discussed the terms of this Agreement with such counsel, (iii) is satisfied with the advice and representation of counsel, (iv) has entered into this Agreement on a fully informed and voluntary basis, and (v) has not assigned or otherwise transferred any claims related to the Lawsuit and/or the Judgment.

     16. All agreements and understandings among the Parties hereto are embodied and expressed herein. All prior agreements or negotiations with respect thereto are expressly rescinded and replaced hereby. The terms of this Agreement may not be modified, amended or waived except by subsequent written instrument executed by each of the Parties hereto.

     17. This Agreement may be executed in any number of counterparts, each of which taken together shall constitute a single, integrated agreement. This Agreement may be executed in original or via facsimile transmission.

     18. This Agreement shall be deemed to have been prepared by all of the Parties and shall not be construed by one party against another based upon authorship.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written.

Summit International Group, Inc.


By:  /s/ P. Chad Lacerte                    /s/  Michael Humecki
    ------------------------------          ------------------------------------
       President                            Michael Humecki

Ten Stix, Inc.


By: /s/  Thomas E. Sawyer                   /s/  P. Chad Lacerte
    ------------------------------          ------------------------------------
         President                          P. Chad Lacerte


                                            /s/  Roger Adams
                                            ------------------------------------
                                            Roger Adams


                                            /s/  Tony Cranford
                                            ------------------------------------
                                            Tony Cranford, as to paragraph 9
                                            above


                                            /s/  Thomas Sawyer
                                            ------------------------------------
                                            Thomas Sawyer, as to paragraph 9
                                            above